UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    The Compensation Committee of the Board of Directors of Clayton Williams Energy, Inc. (the “Company”) has authorized the Company to establish the CWEI Eagle Ford I Reward Plan and CWEI East Permian Reward Plan (collectively, the “Plans”) to reward eligible officers, employees and other service providers for continued quality service to the Company, and to encourage retention of those officers, employees and service providers by providing them the opportunity to receive bonus payments that are based on profits derived from a portion of the Company’s working interest in wells (the “Wells”) drilled by the Company in the areas covered by the Plans on or after the Effective Date of each Plan. Concurrently, the Compensation Committee also authorized awards to certain officers, key employees and consultants of the Company under the Plans. The Plans were established and awards were granted under the Plans on August 20, 2013. The Effective Dates for the Plans are as follows: CWEI Eagle Ford I Reward Plan - January 1, 2011 and CWEI East Permian Reward Plan – January 1, 2007.
Each of the Plans provides for quarterly cash bonuses to the Participants, as a group, equal to the after-payout cash flow from 10% of the Company’s working interest in the Wells. The quarterly cash bonuses are allocated among the Participants based on each Participant’s bonus percentage.
To continue as a Participant in the Plans, Participants must remain in the employment or service of the Company through August 1, 2015 (the “Full Vesting Date”). Participants who remain in the employment or service of the Company through the Full Vesting Date will continue as Participants for the duration of the Plans, subject to the terms of the Plans. The Full Vesting Date may occur sooner than August 1, 2015 in the event of a Change of Control or Sale Transaction, as those terms are defined in the Plans.
Bonus awards under the Plans were granted to the Company’s principal executive officer, principal financial officer and other named executive officers as follows:

	Reward Plans
Bonus Percentages Awarded to	CWEI Eagle Ford I	CWEI East Permian
Named Executive Officers	Reward Plan	Reward Plan

Clayton W. Williams, Jr.	25.0000%	25.0000%
Mel G. Riggs	6.3000%	6.8063%
Michael L. Pollard	4.1999%	4.4438%
John F. Kennedy	5.8499%	7.6125%
Sam Lyssy	9.1875%	7.6650%

Amounts payable under the Plans to the Company’s principal executive officer, principal financial officer and other named executive officers will depend on the quarterly bonus amounts determined pursuant to the terms of the Plans as described above.
The foregoing descriptions are only summaries of, and are qualified in their entirety by reference to, the Plans, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are provided as part of the information furnished under Item 5.02 of this report.

Exhibit
Number	Description

10.1	CWEI Eagle Ford I Reward Plan

10.2	CWEI East Permian Reward Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	August 22, 2013	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and Chief
Operating Officer

Date:	August 22, 2013	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and Chief Financial
Officer

CLAYTON WILLIAMS ENERGY, INC.

EXHIBIT INDEX

Exhibit
Number	Description

10.1	CWEI Eagle Ford I Reward Plan

10.2	CWEI East Permian Reward Plan